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                                                                    EXHIBIT 10.1

                                 ROWECOM INC.

                           1997 STOCK INCENTIVE PLAN


     1.   PURPOSES OF THE PLAN.

     The purposes of this 1997 Stock Incentive Plan of RoweCom Inc. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain officers, directors, employees, and consultants of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected officers, directors, employees, and consultants of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

     2.   DEFINITIONS.

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" will mean the Board acting in such capacity.

     (c) "Common Stock" means the Common Stock, $0.01 par value, of the Company.

     (d)  "Company" means RoweCom Inc., a Delaware corporation.

     (e) "Eligible Person" means any person who, at the time of the grant of an Option or Restricted Stock Award, is an officer, director, employee, or consultant of the Company or any Subsidiary.

     (f) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value will be (i) the last sale price, on the preceding business day, of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price, on the preceding business day, of the Common Stock reported in The NASDAQ Stock Market's National Market, if the Common Stock is not then
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traded on a national securities exchange; or (iii) the average of the closing bid and asked prices, on the preceding business day, for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in The NASDAQ Stock Market's National Market. If the Common Stock is not then publicly traded, Fair Market Value will be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length transactions.

     (g) "Participant" means any Eligible Person selected to receive an Option or Restricted Stock Award pursuant to Section 5.

     (h) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable and subject to substantial risk of forfeiture until specific conditions of continuing employment or other performance are met.

     (i) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code and regulations thereunder.

     (j) "Option" means an Incentive Stock Option or a nonqualified stock option.

     (k) "Plan" means this 1997 Stock Incentive Plan, as it may be amended and/or restated and in effect from time to time.

     (l) "Subsidiary" means any subsidiary corporation (as defined in Section 425 of the Internal Revenue Code) of the Company.

     3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan will not exceed an aggregate of 330,371 shares.

     (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but
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unissued shares of Common Stock and/or from previously issued shares of Common
Stock reacquired by the Company.

     (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in Section 3(a) and may again be made subject to Options or Restricted Stock Awards.

     4.   ADMINISTRATION OF THE PLAN.

     (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

     (b) The Plan will be administered by the Committee, which will consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee will determine the Eligible Persons to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

     (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

     5.   GRANTS.

     (a) The Committee will determine and designate from time to time those Eligible Persons who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted (provided, that no Incentive Stock Option may be granted to any person who is not then an employee of the Company) and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written
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agreement or instrument and may include any other terms and conditions not inconsistent with the Plan, as the Committee may determine.

     (b) No person will be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary of the Company. This will not apply if, at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and by its terms, it is not exercisable after the expiration of five years from the date of grant. Subject to adjustment in accordance with the provisions of Section 8 of the Plan, (i) no person may in any year be granted Options or Restricted Stock Awards with respect to more than 150,000 shares of Common Stock, and (ii) no more than an aggregate of 330,371 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan.

     6.   TERMS AND CONDITIONS OF STOCK OPTIONS.

     (a) The price at which Common Stock may be purchased by a Participant under an Option will be determined by the Committee; provided, however, that the purchase price under an Incentive Stock Option will not be less than 100% (110%, in the case of an Incentive Stock Option granted to a greater-than-10% stockholder) of the Fair Market Value of the Common Stock on the date of grant of such Option.

     (b) Each Option will be exercisable at such time or time, during such periods, and for such numbers of shares as is determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to acceleration by the Committee, in its discretion; provided, that each outstanding Option granted to an officer, director, or employee of the Company will vest and become exercisable in its entirety immediately prior to the closing of any sale of the Company or its business (whether by merger, consolidation, sale of all or substantially all assets or capital stock, or otherwise). An Incentive Stock Option will expire no later than three months following termination of the optionee's employment relationship with the Company or a Subsidiary, except in the event that such termination is due to death or disability, in which case the Option may be exercisable for a maximum of twelve months after such termination. In any event, an Option will expire no later than the tenth anniversary of the date of grant.
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     (c)  Unless the Compensation Committee otherwise determines (whether at the time the Option is granted or otherwise), upon the exercise of an Option, the purchase price will be payable in full in cash.

     (d) Incentive Stock Options may be granted under the Plan only to employees of the Company or a Subsidiary, and the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year will not exceed one hundred thousand dollars ($100,000) or such other limit as may be imposed by the Internal Revenue Code. Any Options that purport to be Incentive Stock Options but which are granted to persons other than employees of the Company or a Subsidiary will be, and any Options that purport to be Incentive Stock Options but are granted in amounts in excess of those specified in this Section 6(d), will to the extent of such excess be, nonqualified Options.

     (e) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

     7.   TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

     (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

          (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire, unless the Committee determines otherwise.

          (ii) The Committee may provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

          (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

          (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan
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     as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

     (b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as is determined by the Committee and set forth in the agreement or instrument evidencing the Restricted Stock Award, subject to acceleration by the Committee, in its discretion; provided, that with respect to each outstanding Restricted Stock Award granted to an officer, director, or employee of the Company, all such restrictions (other than those is clause (iv)) will lapse in their entirety immediately prior to the closing of any sale of the Company or its business (whether by merger, consolidation, sale of all or substantially all assets or capital stock, or otherwise). In the event a holder of a Restricted Stock Award ceases to be an officer, director, employee, or consultant (as the case may be) of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her officership, directorship, employment, or consulting relationship terminates will be returned to or repurchased by the Company unless the Committee determines otherwise.

     (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that he or she will execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

     8.   ADJUSTMENT PROVISIONS.

     (a) Subject to Section 8(b), if the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization,
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reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

     (b) Adjustments under this Section 8 will be made by the Committee in accordance with the terms hereof, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. The Company may, but will not be required to, issue fractional shares by reason of any such adjustments.
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     9.   GENERAL PROVISIONS.

     (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of or as an officer or director of or consultant to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, officership, directorship, or consulting relationship of any Participant at any time, with or without cause.

     (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

     (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     (d) The Committee will adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. With respect to any nonqualified stock option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the nonqualified stock option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

     (e) No Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.
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     (f)  The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant; in the case of an Incentive Stock Option, such new Options, if Incentive Stock Options, to have an exercise price per share based upon the Fair Market Value of the Common Stock as of the new grant date (i.e., the purchase price under a new Incentive Stock Option will not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such new Incentive Stock Option (110%, if the grantee of such new Incentive Stock Option is a greater-than-10% stockholder of the Company, as set forth in Section 5(b) above)). Subject to the provisions of
Section 6(d), such new Option will be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

     (g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there will be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, will thereafter be available for other grants.
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     10.  AMENDMENT AND TERMINATION.

     (a) The Board will have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action.

     (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

     (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

     11.  EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     The effective date of the Plan is April 25, 1997, the date on which it was approved by the Board. No option may be granted under the Plan after the tenth anniversary of such effective date. Subject to the foregoing, options may be granted under the Plan at any time subsequent to such effective date, provided, however, that (a) no Incentive Option will be exercised or exercisable unless the stockholders of the Company approve the Plan not later than one year from such effective date, and (b) all Incentive Options, if any, issued prior to the date of such stockholders' approval will contain a reference to such condition.